THE ADVISORS' INNER CIRCLE FUND

                           ICM SMALL COMPANY PORTFOLIO

                    SUPPLEMENT DATED DECEMBER 21, 2009 TO THE
           PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MARCH 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

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Investment Counselors of Maryland, LLC (the "Adviser"), investment adviser to the ICM Small Company Portfolio (the "Fund"), recently announced that Robert D. McDorman Jr., CFA, Principal of the Adviser and a portfolio manager of the Fund, intends to retire as of March 31, 2010. As of February 28, 2010 Mr. McDorman will no longer be a portfolio manager of the Fund but will continue as an employee of the Adviser until his retirement on March 31, 2010.

William V. Heaphy, Simeon F. Wooten, III, Gary J. Merwitz and Robert F. Jacapraro, who have co-managed the Fund with Mr. McDorman, will continue to be jointly and primarily responsible for the day-to-day management of the Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 ICM-SK-004-0100